UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2022 (October 27, 2022)

BLACKROCK PRIVATE CREDIT FUND
(Exact name of registrant as specified in its charter)

Delaware	814-01485	87-4655020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

40 East 52nd Street New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 810-5800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On October 27, 2022, the Board of Trustees of the BlackRock Private Credit Fund, a Delaware statutory trust (the “Fund” or “us”), voted to amend the Third Amended and Restated Agreement and Declaration of Trust of the Fund, thereby adopting the Fourth Amended and Restated Agreement and Declaration of Trust (the “Fourth Amended and Restated Declaration of Trust”).

The amendments contained in the Fourth Amended and Restated Declaration of Trust were made in response to comments from certain state securities regulators in connection with the registration of the Shares of the Fund in certain states and are intended to conform certain provisions of the NASAA Omnibus Guidelines, as interpreted by such state securities regulators.

The description above is only a summary of the material provisions of the Fourth Amended and Restated Declaration of Trust and is qualified in its entirety by reference to the Fourth Amended and Restated Declaration of Trust, a copy of which is filed as Exhibit 3.1, to this current report on Form 8-K and by this reference incorporated herein.

Item 7.01.	Regulation FD Disclosure.

October 2022 Distributions

On October 27, 2022, the Fund declared a distribution for its Institutional Shares in an amount of $0.15 per share.  The distribution will be payable to shareholders of record at the close of business on October 28, 2022 and will be paid on November 28, 2022. The distribution will be paid in cash or reinvested in Fund shares for shareholders participating in the Fund’s distribution reinvestment plan.  As of October 27, 2022, no Class S Shares or Class D Shares of the Fund were outstanding

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Fourth Amended and Restated Agreement and Declaration of Trust of the Fund

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock Private Credit Fund

Date: November 2, 2022	By:	/s/ Erik L. Cuellar
	Name:	Erik L. Cuellar
	Title:	Chief Financial Officer and Treasurer